SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                             (Amendment No.      )

Filed by the Registrant [XX]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[  ]  Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[XX]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[ ] Soliciting Material Pursuant to section 240.14a-11(c) or section 240.14a-12

CALIFORNIA COMMUNITY BANCSHARES CORPORATION
-------------------------------------------------
(Name of Registrant as Specified in Its Charter)

-------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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     Item 22(a)(2) of Schedule 14A
[ ]  $500 per each party to the controversy pursuant to Exchange
     Act Rule 14a-6(i)(3).
[ ]  Fee computed on the table below per Exchange Act Rules
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[LOGO]
CALIFORNIA
COMMUNITY
BANCSHARES
CORPORATION


Dear Stockholders:

  The 1997 Annual Meeting of Stockholders of California Community
Bancshares Corporation (the "Corporation") will be held at 6:30
P.M. on Thursday, May 15, 1997, at the Paradise Valley Golf
Course, located at 3900 Paradise Valley Drive, Fairfield,
California. In connection with the Annual Meeting, we are enclosing the following:

  1.  Notice of Annual Meeting of Stockholders.

  2.  Proxy Statement.

  3.  Proxy Card.

  We encourage you to read all of the enclosed materials carefully and invite you to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please properly complete and execute the enclosed Proxy and return it as promptly as possible so that your stock may be represented at the Annual Meeting.

  We appreciate your support and look forward to seeing you at the Annual Meeting on Thursday, May 15, 1997.

Cordially,

/S/ BERNARD E. MOORE        /S/ WALTER O. SUNDERMAN
------------------------    -----------------------------------
Bernard E. Moore            Walter O. Sunderman,
Chairman of the Board       President & Chief Executive Officer


[LOGO]
555 MASON STREET, SUITE 280
VACAVILLE, CA 95688
(707) 448-1200
FAX(707) 448-1731


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CALIFORNIA COMMUNITY BANCSHARES CORPORATION

Notice of 1997 Annual Meeting of Stockholders
Thursday, May 15, 1997 at 6:30 P.M.

To the Stockholders,

  The 1997 Annual Meeting of Stockholders of California Community
Bancshares Corporation (the "Corporation") will be held at Paradise Valley Golf Course, located at 3900 Paradise Valley
Drive, Fairfield, California on Thursday, May 15, 1997 at 6:30
P.M., for the following purposes:

  1. To elect nine (9) Directors of the Corporation to serve until the 1998 Annual Meeting.

  2. To ratify the appointment of Deloitte & Touche, LLP as independent certified public accountants for the Corporation.

  3. To consider such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

  Section 2.10 of the By-laws of the Corporation provides for the nomination of Directors, as follows:

  Nominations of persons for election to the Board of Directors of the Corporation may be made at the meeting of stockholders (a) by or at the direction of the Board of Directors or (b) by any stockholder of the Corporation entitled to vote for the election of Directors at the meeting who has complied with the notice procedures set forth in this Section. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than thirty (30) days nor more than sixty (60) days prior to the meeting: provided, however, that if less than forty (40) days' notice of the date of the meeting is given to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed.
A stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a Director, all information relating to such Person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as a Director if elected); and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Corporation's books, of such stockholders and (ii) the class and number of shares of the Corporation's stock which are owned by such stockholders. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a Director shall furnish to the Secretary of the Corporation that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a Director of the Corporation unless nominated in accordance with the procedures set forth in this Section. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination made at the meeting was not made in accordance with the provisions of this Section, and if he or she should so determine, he or she shall so declare to the meeting and the nomination shall be disregarded.

  Only Stockholders of record at the close of business on March
24, 1997 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

BY ORDER OF THE BOARD OF DIRECTORS,


/S/ JOHN C. USNICK
---------------------------
John C. Usnick, Secretary

Vacaville, California
April 18, 1997



WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN
AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE
ENCLOSED POSTAGE-PAID ENVELOPE.

----------------------------------------------------------------

Mailed to Stockholders on
or about April 18, 1997

                  CALIFORNIA COMMUNITY BANCSHARES CORPORATION
                          555 Mason Street, Suite 280
                          Vacaville, California 95688
                                 (707) 448-1200

                                PROXY STATEMENT

INFORMATION CONCERNING THE SOLICITATION

  The enclosed proxy (the "Proxy") is solicited on behalf of the Board of Directors of California Community Bancshares Corporation (the "Corporation") for use at the Annual Meeting of Stockholders to be held at the Paradise Valley Golf Course, located at 3900 Paradise Valley Drive, Fairfield, California at 6:30 P.M. on Thursday, May 15, 1997, and at any adjournment or postponement thereof (the "Meeting"). Only stockholders of record of the Corporation's common stock at the close of business on March 24, 1997 (the "Record Date"), will be entitled to notice of and to vote at the Meeting. At the close of business on the Record Date, the Corporation had 1,000,150 outstanding shares of its common stock, $.10 par value per share, (the "Common Stock").

  Holders of Common Stock are entitled to one vote for each share held. Holders of the Common Stock do not have cumulative voting rights.

  Any person submitting a Proxy in the form accompanying this Proxy Statement has the power to revoke or suspend such Proxy prior to its exercise. A Proxy is revocable prior to the Meeting by a written directive to the Corporation or by a duly executed Proxy bearing a later date, delivered to the Secretary of the Corporation. A Proxy may also be revoked if the stockholder is present and elects to vote in person at the Meeting.

  The Corporation will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to stockholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. In addition to the solicitation of Proxies by use of the mail, some of the officers, directors and employees of the Corporation may (without additional compensation) solicit Proxies by telephone or personal interview, the costs of which the Corporation will bear.

  Each Proxy will be voted as directed by the stockholder submitting the Proxy, and, if no instructions are given on the Proxy, it will be voted "FOR" the election of the nine nominees for Director recommended by the Board of Directors, and "FOR" the ratification of the appointment of Deloitte & Touche, LLP as independent public accountants for the Corporation for the 1997 fiscal year, all as described in the Proxy Statement and, at the proxy holders' discretion, on such other matters, if any, which may properly come before the Meeting (including any proposal to adjourn the Meeting). In the election of Directors, the nine candidates receiving the highest number of votes will be elected. The ratification of the appointment of the independent public accountants will each require the affirmative vote of a majority of the shares represented and voted at the Meeting. A majority of the shares entitled to vote, represented either in person or by a properly executed Proxy, will constitute a quorum at the Meeting. Abstentions and broker nonvotes will be counted for purposes of determining a quorum only.

  A copy of the Annual Report of the Corporation for the fiscal year ended December 31, 1996, including audited financial statements (the "Annual Report"), is enclosed, but is not deemed to be a part of the Proxy solicitation materials. Additional copies of the Annual Report are available upon request to Andrew
S. Popovich, Executive Vice President and Chief Administrative Officer of the Corporation. A COPY OF THE CORPORATION'S 1996 ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-KSB MAY ALSO BE OBTAINED WITHOUT CHARGE BY WRITING TO MR. POPOVICH, C/O CALIFORNIA COMMUNITY BANCSHARES CORPORATION, AT 555 MASON STREET, SUITE 280, VACAVILLE, CA 95688-4612.


                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

     The By-laws of the Corporation provide a procedure for nomination for election of members of the Board of Directors, which procedure is printed in full on the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement. Nominations by stockholders can be made only by complying with the Corporation's By-laws and the notice provisions included in the Notice of Annual Meeting of Stockholders. Nominations not made in accordance therewith may, in the discretion of the Chairman of the Meeting, be disregarded, and, upon his instruction, the inspectors of election shall disregard all votes
cast for such nominee(s).   This By-law provision is designed to
give the Board of Directors advance notice of competing nominations, if any, and the qualifications of nominees, and may have the effect of precluding third-party nominations if not followed.

  The authorized number of Directors of the corporation maybe no less than three (3) or more than twenty-one (21), with the exact number within such range to be fixed by resolution of the Board of Directors or by the stockholders at an annual meeting. The current number of Directors is nine (9). Directors need not be stockholders.

     All Proxies will be voted for the election of the following nine (9) nominees recommended by the Board of Directors, all of whom are incumbent Directors, unless authority to vote for the election of any or all directors is withheld. The persons named below, all of whom are currently members of the Corporation's Board of Directors, have been nominated for election as Directors to serve until the next Annual Meeting and until their successors are duly elected and qualified.

  Dorce L. Daniel    William J. Hennig    Bernard E. Moore
  Melvin M. Norman   Stephen R. Schwimer  Donald E. Sheahan
  Dr. Gary E. Stein  Walter O. Sunderman  John C. Usnick

  If any nominee should unexpectedly decline or be unable to serve as a Director, the Proxies may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will become unavailable and has no present intention to nominate persons in addition to or in lieu of those named above. The Board of Directors recommends a vote "FOR" each of the nominees listed above.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  As of the Record Date, no individual or group was known by the Corporation to own beneficially more than five percent (5%) of the outstanding shares of the Corporation's Common Stock.

  The following table sets forth information as of the Record Date, with respect to each person nominated for election as a Director (each of whom is an incumbent Director) and each executive officer named in the Summary Compensation Table elsewhere herein, as well as for all Directors and executive officers as a group.

  The table should be read with the understanding that more than one person may be the beneficial owner or possess certain attributes of beneficial ownership with respect to the same securities. Therefore, careful attention should be given to the footnote references set forth in the column "Amount and Nature of Beneficial Ownership." In addition, shares issuable pursuant to options to purchase Common Stock which may be exercised within 60 days of the Record Date are deemed to be issued and outstanding and have been utilized in calculating the percentage ownership of those individuals possessing such interest, but not for any other individuals. Thus, the total number of shares considered to be outstanding for the purposes of this table may vary depending upon the individual's particular circumstance.

Name and Address of   Amount and Nature of        Percent
Beneficial Owner(F1)  Beneficial Ownership(F2)    of Class(F2)

Ronald A. Alfstad             26,137(F3)             2.58 %
Dorce L. Daniel               18,522(F4)             1.84 %
William J. Hennig             33,600(F4)(F5)         3.33 %
Bernard E. Moore               9,050(F4)             0.90 %
Melvin M. Norman              32,586(F4)(F6)         3.23 %
Andrew S. Popovich            22,299(F7)             2.20 %
Stephen R. Schwimer           37,262(F4)             3.70 %
Donald E. Sheahan             31,120(F4)(F8)         3.09 %
Dr. Gary E. Stein             22,177(F4)(F9)         2.20 %
Walter O. Sunderman           40,073(F10)            3.93 %
John C. Usnick                28,184(F4)(F11)        2.79 %
All directors and officers
  as a group (11 in number)  301,011(F12)(F13)      27.04 %
------------------------
F1 The address for all persons is c/o California Community Bancshares Corporation, 555 Mason Street, Suite 280, Vacaville,California 95688-4612.
F2 Includes shares beneficially owned, directly and indirectly, together with associates. Subject to applicable community property laws and shared voting and investment power with a spouse, the persons listed have sole voting and investment power with respect to such shares unless otherwise noted.
F3 Includes options to acquire 11,601 shares which are exercisable within 60 days of the Record Date. Also, includes 2,077 held in an individual retirement account. Also includes conversion rights, pursuant to the Corporation's Convertible Subordinated Debentures due 2003, to acquire 2,353 shares.
F4 Includes options to acquire 8,465 shares which are exercisable within 60 days of the Record Date.
F5 Includes 25,135 shares held by the Bill and Joan Hennig Family Trust, of which Mr. Hennig and his wife, Joan, are trustees.
F6 Includes 24,121 shares held by Melvin M. Norman Construction, Inc. Profit Sharing Plan, over which Mr. Norman has sole voting and investment power.
F7 Includes options to acquire 12,087 shares which are exercisable within 60 days of the Record Date. Also, includes 1,890 shares held by Mr. Popovich as custodian for his daughter, Sara Kate; and 958 shares held by Mr. Popovich as custodian for his daughter, Amy Beth. Also, includes 2,028 held in an individual retirement account and 150 held in an individual retirement account for his wife. Also includes conversion rights, pursuant to the Corporation's Convertible Subordinated Debentures due 2003, to acquire 549 shares.
F8 Includes 17,510 shares held by the Donald and Patricia Sheahan Family Trust, of which Mr. Sheahan and his wife, Patricia, are trustees. Also, includes 5,145 shares held in an individual retirement account.
F9 Includes 2,006 shares owned by Dr. Stein's wife, Dr. Jana Boyce-Stein, as to which shares Dr. Stein disclaims beneficial ownership. Also, includes 2,019 held in an individual retirement account.
F10 Includes options to acquire 18,541 shares which are exercisable within 60 days of the Record Date. Also, includes 2,016 shares held in an individual retirement account for Mr. Sunderman and includes 880 shares held in an individual retirement account for his wife Mary I. Sunderman. Also, includes 261 shares held by Mr. Sunderman as custodian for his son, Paul David.
F11 Includes 1,398 shares held by Mr. Usnick as custodian for his daughter, Adrian; and 2,126 shares held by Mr. Usnick as custodian for his daughter, Alexis. Also, includes 355 shares held in an individual retirement account.
F12 Includes options with respect to 42,229 shares held by Mr. Sunderman and the executive officers of the Corporation as a group and options with respect to 67,720 shares held by nonemployee directors subject to options exercisable within 60 days which are deemed outstanding, and these options have been added to the shares which are outstanding for the purpose of determining the percent of the class held by the group.
F13 Includes conversion rights, pursuant to the Corporation's Convertible Subordinated Debentures due 2003, to acquire 2,902 shares as a group.
-------------------------

  The principal occupations of the Directors and executive officers of the Corporation, for the previous five years are as follows:

  Ronald A. Alfstad (age 59), has been Executive Vice President of the Corporation since July 1, 1996 and Senior Vice President of the Corporation from October 1995 thru July 1, 1996 and has been Executive Vice President of the Bank since July 1, 1996 and Senior Vice President and Chief Credit Officer from January 1986 thru July 1996.

  Dorce L. Daniel (age 60), a Director of the Corporation since
1995 and a Director of the Bank since 1988, is the owner of Daniel Properties, a real estate development company; and President of Danjon, Inc., a land development company.

  William J. Hennig (age 65), a Director of the Corporation since
1995 and a Director of the Bank since 1983, is the President of the Hennig Company, Ltd., a property management company.

  Bernard E. Moore (age 67), the Chairman of the Board of Directors of the Corporation since 1995 and the Chairman of the Board of Directors of the Bank since 1986 and Director of the Bank since 1983, is President of Bernard Moore, Inc., d.b.a. Moore Tractor, Inc., which sells farm implements.

  Melvin M. Norman (age 58), a Director of the Corporation since
1995 and a Director of the Bank since 1983, is the President of Melvin M. Norman Construction, Inc., a construction company and he is the owner of Dry Clean USA, a dry-cleaning company.

  Andrew S. Popovich (age 46), has been Executive Vice President of the Corporation since 1995 and has been Executive Vice
President of the Bank since 1991 and Chief Administrative Officer since 1990.

  Stephen R. Schwimer (age 55), a Director of the Corporation since 1995 and a Director of the Bank since 1983, is the President of Cavalier Services Inc., a master franchiser of Coverall of North America Inc., a commercial cleaning business, since 1991.

  Donald E. Sheahan (age 68), the Vice Chairman of the Board of
Directors of the Corporation since 1995 and the Vice Chairman of the Board of Directors of the Bank since 1986 and Director of the Bank since 1983, is the President of California-Hawaii
Corporation, a property management company.

  Dr. Gary E. Stein (age 51), a Director of the Corporation since
1995 and a Director of the Bank since 1983, is a Physician in Vacaville, the Associate Medical Director of the University of
California, Davis Medical Group, Vacaville.

  Walter O. Sunderman (age 56),  has been Director, President and
Chief Executive Officer of the Corporation since 1995 and has been Director, President and Chief Executive Officer of the Bank and its subsidiaries since 1983.

  John C. Usnick (age 50), a Director and the Secretary of the
Board of Directors of the Corporation since 1995 and the Secretary and Director of the Board of Directors of the Bank since 1983, is an Attorney at Debevec, Usnick & Long, Inc., a law firm in Vacaville.

  Each of the above Directors have been a Director of the Bank's subsidiary Conpac Development Corporation (Conpac) since 1984, except Dan Daniel who became a Director of Conpac in 1988. None of the Corporation's Directors is a director of any other reporting company. There are no family relationships between any of the Directors and executive officers of the Corporation.
There are no arrangements or understandings pursuant to which any of the Directors was or is to be selected as a Director or nominee.

COMMITTEES OF THE BOARD OF DIRECTORS

  The Board of Directors of the Corporation has an Audit Committee, the members of which are Messrs. Sheahan, as Chairman, Hennig, Norman and Schwimer. The Audit Committee met four (4) times during 1996, including meetings prior to incorporation of the Corporation. The functions of the Audit Committee are to monitor The Corporation's and the Bank's financial organization and financial reporting; to monitor and analyze the results of internal and regulatory examinations; and to recommend the appointment of and to oversee the independent auditors.

  The Board of Directors of the Corporation has a Compensation & Profit Sharing Committee / Stock Option Committee the members of which are Messrs. Usnick, as Chairman, Daniel, Moore and Stein. The Compensation & Profit Sharing Committee / Stock Option Committee met one (1) time during 1996. The functions of the Compensation & Profit Sharing Committee / Stock Option Committee are to review the compensation of the Corporation's executive officer and makes recommendations to the Board of Directors regarding compensation.

  The Corporation does not have a nominating committee.  The
Board of Directors performs the function of a nominating committee, which function is to recommend and nominate qualified individuals to serve on the Corporation's Board of Directors.

  The Board of Directors of the Corporation met fifteen (14) times during 1996, the Board of Directors of the Bank met fifteen
(15) times during 1996 and the Board of Directors of Conpac Development Corporation did not meet during 1996. During 1996, all Directors attended at least 75% of the aggregate of the meetings of the Board of Directors and the meetings of the above committees of the Board of Directors on which each Director served.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF
1934

  Section 16(a) of the Securities Exchange Act of 1934, as amended, (the "Act"), as administered by the Securities and Exchange Commission (the "SEC"), requires the Bank's directors and executive officers and persons who own more than ten percent of a registered class of the Bank's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock of the Corporation. Officers, directors and greater than ten percent stockholders are required by the SEC to furnish the Bank with copies of all Section 16(a) forms they file.

  To the Corporation's knowledge, based upon a review of the copies of such reports furnished to the Corporation and written representations that no other reports were required, during the fiscal year ended December 31, 1996, all such filing requirements applicable to its officers, directors and ten percent shareholders were complied with pursuant to Section 16(a) of the Act.

SUMMARY COMPENSATION TABLE

  The following table sets forth all compensation awarded to, earned by or paid for services rendered in all capacities to the Corporation and its subsidiaries by its Chief Executive Officer and the other officers of the Corporation and its subsidiaries whose salary and bonus for 1996 exceeded $100,000 (the "Named Executive Officers").

             Annual Compensation
        --------------------------------------
Name and                                    Other    All Other
Principal Position   Year  Salary   Bonus  Annual(F1)  Comp.
---------------------------------------------------------------
Walter O. Sunderman  1996 $147,888 $30,130 $      0  $322,917(F2)
President, CEO       1995 $140,838 $28,003 $      0  $ 20,118
and Director         1994 $134,130 $17,056 $      0  $ 19,250
---------------------------------------------------------------
Andrew S. Popovich   1996 $ 96,446 $19,649 $ 15,798  $209,438(F3)
EVP and CAO          1995 $ 91,854 $18,264 $      0  $  9,875
                     1994 $ 87,483 $11,125 $      0  $  9,754
---------------------------------------------------------------
Ronald A. Alfstad    1996 $ 92,856 $19,092 $      0  $204,238(F4)
EPV and CCO          1995 $ 87,576 $17,413 $      0  $ 11,131
                     1994 $ 83,406 $10,606 $      0  $ 11,494
----------------------
F1  Consisted of the value realized upon the exercise of stock options.
F2 Reflects (for 1996) $303,000 Mr. Sunderman would be entitled to receive (2x then current annual base salary) in the event of a merger or change in control of the Corporation, resulting in his terminated. This payment hereunder includes the change of control payment described below. In the event of change of control but neither Mr. Sunderman nor his agreement is terminated, Mr. Sunderman would be entitled to receive a lump sum payment equal to one time his then current annual base salary ("change of control payment"). Mr. Sunderman may be entitled to other payments as a result of a merger or change of control of the Corporation under certain other circumstances. See "Employment Agreements and Supplemental Retirement Plan" herein. Also includes (for
    1996) $10,917 in Medical and Life insurance payments and $9,000 in Profit Sharing Contributions made by the Bank on behalf of Mr. Sunderman.
F3 Reflects (for 1996) $197,600 Mr. Popovich would be entitledto receive (2x then current annual base salary) in the event of a merger or change in control of the Corporation, resulting in histerminated. This payment hereunder includes the change of control payment described below. In the event of change of control but neither Mr. Popovich nor his agreement is terminated,Mr. Popovich would be entitled to receive a lump sum paymentequal to six months his then current annual base salary ("changeof control payment"). Mr. Popovich may be entitled to otherpayments as a result of a merger or change of control of the Corporation under certain other circumstances. See "Employment Agreements and Supplemental Retirement Plan" herein. Also includes (for 1996) $4,347 in Life insurance payments and $7,491 in Profit Sharing Contributions made by the Bank on behalf of Mr. Popovich.
F4 Reflects (for 1996) $192,000 Mr. Alfstad would be entitled to receive (2x then current annual base salary) in the event of a merger or change in control of the Corporation, resulting in his terminated. This payment hereunder includes the change of control payment described below. In the event of change of control but neither Mr.Alfstad nor his agreement is terminated,Mr.Alfstad would be entitled to receive a lump sum payment equal to six months his then current annual base salary ("change ofcontrol payment"). Mr. Alfstad may be entitled to other payments as a result of a merger or change of control of the Corporationunder certain other circumstances. See "Employment Agreementsand Supplemental Retirement Plan" herein. Also includes (for1996) $5,868 in Life insurance payments and $6,368 in Profit Sharing Contributions made by the Bank on behalf of Mr. Alfstad.
-------------------

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE OF
CONTROL ARRANGEMENTS

  On November 1, 1989, Continental Pacific Bank (the "Bank") entered into two-year employment agreements ("Agreements") with Messrs. Alfstad, Popovich and Sunderman in recognition of their past contributions to the Bank and in order to provide an incentive to retain and motivate them in connection with their continued employment with the Bank. Following consummation of the reorganization, the agreements were amended to substitute the Corporation as the employer. The Agreements are automatically extended for successive additional one-year terms unless certain events occur or the Corporation gives notice that an agreement will not be extended.

  Under the Agreements, commencing with the 1990 fiscal year, the Bank agreed to allocate to a bonus pool an amount equal to a specified percentage of consolidated profits which exceed a specified return on consolidated average equity. The bonus pool is then distributed to the above-named individuals in proportion to the ratio of that individual's current base salary to the sum of the three base salaries.

  In the event of the termination of any of the Agreements or any Executive Officer, without cause, within either six (6) months prior to or twelve (12) months after a merger, acquisition, or other change of control of the Corporation, as defined in the Agreements (a "Change of Control"), each Executive Officer so terminated would be entitled to receive a lump sum payment equal to two times his then current current base salary; provided, however, that the change of control payment and the termination payment, defined below, shall first be deducted from the lump sum payment hereunder.

  In the event a Change of Control occurs but neither the Executive Officer nor his Agreement is terminated, Mr. Sunderman would be entitled to receive a lump sum payment equal to one time his then current annual base salary, and Messrs. Alfstad and Popovich would each be entitled to receive a lump sum payment equal to one half of his then current annual base salary ("change of control payment").

  If a Change of Control is consummated for a total purchase or investment of more than 1.75 times the book value of the Corporation's stock as of the month prior to the announcement of the Change of Control, then Messrs. Sunderman and Popovich will be entitled to receive an additional incentive payment calculated based upon a percentage of the purchase price over the 1.75 threshold dependent upon the ratio of the purchase price to book value of the Corporation's stock. However, in no event shall the incentive payment exceed twice the Executive Officer's then current annual base salary.

  The Agreements further provide for severance payments for Mr. Sunderman in the amount of one times his then current annual base salary and for Messrs. Alfstad and Popovich in the amount of one-half times their respective then current annual base salaries, plus certain other expenses if the named individuals are otherwise terminated without cause ("termination payment").

  Pursuant to the certain performance targets specified in the Agreement, Mr. Sunderman received, options to purchase 1,000 shares in 1990 and 1,000 shares in 1992 (currently he has options to purchase 1,331 shares and 1,210 shares, respectively, due to subsequent stock dividends) of the Bank's Common Stock at its then current market value and Messrs. Alfstad and Popovich each received options to purchase 650 shares in 1990 and 650 shares in 1992 (currently they each have options to purchase 865 shares and 787 shares, respectively, due to subsequent stock dividends) shares of the Bank's Common Stock. These options are subject to adjustment for subsequent stock dividends.

COMPENSATION OF DIRECTORS

  During 1996, Directors of the Corporation and the Bank were paid $650 per Board Meeting attended and $250 per Committee meeting attended, except that if the Director was a member of the Board of Directors of both the Corporation and the Bank, and both Boards met on the same day, the Director only received a single $650 fee for attending both meetings. Payment of certain Director compensation was deferred under the Corporation's Deferred Compensation Plan. Directors of Conpac Development Corporation were paid $300 per Board Meeting attended and $150 per Committee meeting attended. Mr. Sunderman does not receive Director's fees. Directors electing coverage under the group health insurance plan available to employees of the Corporation have been required to pay 100% of their premiums.

  The Corporation's 1993 Stock Option Plan provides for annual automatic Stock Option grants to non-employee Directors.

STOCK OPTION PLANS

  The Bank adopted a Stock Option Plan in 1983 which terminated on November 8, 1993 ("the "1990 Plan"). The Bank adopted a new stock option plan in 1993 (the "1993 Plan"), which was approved by stockholders in 1993 and amended in 1994 and 1996. Both the 1990 Plan and the 1993 Plan became stock option plans of the Corporation following the reorganization. As a result of the reorganization, options to purchase the Banks Common Stock were converted into options to purchase the same number of shares of the Corporations Common Stock.

  Pursuant to the 1990 Plan, both nonqualified and incentive stock options were issued. As of the date the 1990 Plan terminated, nonemployee directors had been granted options to purchase 44,722 shares of the Corporation's Common Stock.

  Pursuant to the 1993 Plan, both nonqualified and incentive stock options may be issued. The 1993 Plan allows for the issuance of options to purchase up to 200,000 shares of the Corporation's Common Stock. As of the "Record Date", 7,453 shares have been issued pursuant to the exercise of options under the 1993 Plan. 78,982 shares were subject to outstanding options and 113,565 shares were available for future grant.

  The 1993 Plan provides that all options be granted at an exercise price of not less than 100% of fair market value on the date of grant to key, full-time salaried employees and officers of the Corporation and the Bank. Options are exercisable in installments as provided in individual stock option agreements. The selection of individual participants is determined by the Stock Option Committee, or in the absence of such committee, by the full Board of Directors; however, vesting provisions for non-employee directors may not be modified from those set forth in the 1993 Plan. The 1993 Plan provides that each nonemployee Director, who first joins the Board after May 13, 1993, shall receive a nonstatutory stock option ("NSO") covering 1,000 shares of the Corporation's Common Stock on the first business day after his or her initial election or appointment to the Board. Additionally, on the first business day following the conclusion of each regular annual meeting of the Corporation's stockholders after the year 1993, each nonemployee Director who continues serving as a member of the Board thereafter is entitled to receive an NSO covering 250 shares of Corporation's Common Stock.

  Each option granted under the 1993 Plan is transferable only by will or the laws of descent and distribution and is exercisable during each optionee's lifetime only by the optionee. The Board of Directors has the complete power and authority to terminate or amend the 1993 Plan; provided, however, that the Board of Directors may not amend the 1993 Plan without, where required by law, the approval of stockholders; provided further, that the Board may not amend the 1993 Plan provisions relating to the amount, price and timing of option grants to nonemployee directors more than once in any six-month period without stockholder approval.

  There were no options granted to Messrs. Alfstad, Popovich and Sunderman in 1996.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year
End Option Values

                                    Number of
                              Securities Underlying           Value of
           Shares              Unexercised Options       In-the-Money Options
          Acquired              at Fiscal Year End        at Fiscal Year End
             on      Value    ----------------------  --------------------------
Name      Exercise  Realized  Exercised  Unexercised  Exercised(F1)  Unexercised
--------- --------  --------  ---------  -----------  -------------  -----------
Walter O.
Sunderman   n/a        n/a     18,541         0         $100,656           0

Andrew S.
Popovich   1,749    15,797.75  12,087         0         $ 65,612           0

Ronald A.
Alfstad     n/a        n/a     11,601         0         $ 63,060           0
---------------------------
F1  Based upon fair market value of $16.00 at December 31, 1996


SUPPLEMENTAL RETIREMENT PLAN

  As of August 1, 1993, the Board of Directors adopted a supplemental retirement plan (the "Supplemental Plan") designed to provide certain employees with retirement benefits in excess of those provided under the Corporation's profit sharing plan.

  Participation in the Supplemental Plan is limited to those individuals selected by the Corporation in its sole discretion. As of December 31, 1996, the participants in the Supplemental Plan were Messrs. Alfstad, Fletcher, Popovich and Sunderman.

  The Supplemental Plan provides a retirement benefit that is payable in installments over a 15-year term. However, upon commencement of participation in the Supplemental Plan, a participant may elect to receive his future benefits in the form of a lump sum, in lieu of installments. Payments begin on the participant's retirement or attainment of age 62, whichever is later.

  The amount of each participant's annual benefit is equal to (i) his vested percentage, multiplied by (ii) 2% of his average annual compensation for the thirty-six months immediately preceding his termination of employment, multiplied by (iii) his years of employment with the Corporation up to 25, minus (iv) the annual benefit that could be provided by the participant's profit sharing plan vested account balance upon the participant's termination of employment (converted to an annual benefit of 15 installments). Benefits are not subject to Social Security.

  A participant's Supplemental Plan benefit vests in accordance with a graduated schedule that provides for 25% vesting after 5 years of employment and 100% vesting after 15 years of employment; provided, however, that vesting is 100% in the event of a change of control of the Corporation and payments to certain participants are accelerated in the event of termination of employment following a change of control.

  The Supplemental Plan also provides for death benefits. If a participant dies after benefits commence or following termination of employment, any installment payments that would have been made to the participant had he lived will be made to his beneficiary. If a participant dies while still employed by the Corporation, the participant's beneficiary shall receive the following lump sum death benefit in lieu of any retirement benefits: Mr. Alfstad, $400,000; Mr. Fletcher, $475,000; Mr. Popovich, $600,000; Mr. Sunderman, $700,000. The preretirement death benefits provided under the Supplemental Plan are funded with life insurance policies.

  The Supplemental Plan is not currently funded. The Corporation must contribute to the trust to fund the retirement benefits under the Supplemental Plan in the event of a change of control. The following table is furnished in connection with the Supplemental Plan. The table sets forth the estimated annual payment which would be made each year for 15 years to participants in the specified compensation and years of service classifications (although there may be no participants in these classifications). However, the annual payment actually received by any participant is reduced by the actuarial equivalent of his benefit under the profit sharing plan.

PENSION TABLE
Estimated Annual Retirement Income

                       YEARS OF SERVICE
              -----------------------------------
Remuneration   10 yrs   15 yrs   20 yrs   25+ yrs

 $  75,000    $15,000  $22,500  $30,000  $ 37,500
  $100,000    $20,000  $30,500  $40,000  $ 50,000
  $125,000    $25,000  $37,500  $50,000  $ 62,500
  $150,000    $30,000  $45,000  $60,000  $ 75,000
  $175,000    $35,000  $52,500  $70,000  $ 87,500
  $200,000    $40,000  $60,000  $80,000  $100,000

  Years of credited service for the Corporation's executive officers as of the "Record Date" were as follows: Alfstad, 14 years; Fletcher, 12 years; Popovich, 14 years; Sunderman, 14 years.

PROFIT SHARING PLAN

  On January 29, 1989, the Board of Directors of the Bank adopted a profit sharing plan (the "Plan"). The Profit Sharing Plan is intended to provide the Corporation's employees with additional financial security at retirement. With the exception of employees who are paid by the hour and employees who have not attained age 21, all employees of the Corporation who have completed one year of service are eligible to participate in the Plan.

  For each year in which the Plan is in effect, the Board of Directors may, in its sole discretion, decide whether to make a contribution to the Plan and the amount of that contribution, if any. Employees may not make contributions to the Plan. Employees who participate in the Plan and who are still employed on December 31 of that year receive a pro rata share (based on the participant's compensation) of any contribution made by the Board of Directors. In the event the Plan becomes "top heavy", i.e., more than sixty percent (60%) of the Plan benefits are held for "key-employees," a special minimum contribution may be made for non-key employees.

  Contributions to an individual employee's account become one hundred percent (100%) vested after five or more years of service, although vesting may occur on an expedited basis in the event the Plan becomes top heavy.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  Through its banking subsidiary, the Corporation has had and expects in the future to have banking transactions in the ordinary course of its business with many of the Corporation's Directors, executive officers, holders of five percent of the Corporation's Common Stock and members of the immediate family of the foregoing persons, including transactions with corporations of which such persons are directors, officers or controlling stockholders, on substantially the same terms (including interest rates and collateral) as those prevailing at the time for comparable transactions with others, except that all employees (other than executive officers or Directors of the Corporation or its subsidiaries) are granted rate concessions on installment loans and are not charged origination fees on residential real estate loans. Management believes that in 1996 such loan transactions did not involve more than the normal risk of collectibility or present other unfavorable features.

  John C. Usnick, Secretary of the Board and Director, is an attorney and stockholder of the law firm of Debevec, Usnick and Long, Inc. which provided legal services to the Corporation and the Bank during 1996, and expects to provide professional legal services to them in the future. The fees during 1996 did not exceed $60,000.


                                   PROPOSAL 2
         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  The firm of Deloitte & Touche, LLP, which served the Corporation as independent public accountants for the 1996 fiscal year, has been selected by the Audit Committee of the Board of Directors of the Corporation as the Corporation's independent public accountants for the 1997 fiscal year. Deloitte & Touche, LLP has no interest, financial or otherwise, in the Corporation.
All Proxies will be voted for ratification of the appointment of Deloitte & Touche, LLP, unless authority to vote for the ratification of such selection is withheld or an abstention is noted. If Deloitte & Touche, LLP should for any reason decline or be unable to act as independent public accountants, the Proxies will be voted for a substitute independent public accounting firm to be designated by the Audit Committee.

  The ratification of the appointment of Deloitte & Touche, LLP as the Corporation's independent public accountant for the 1997 fiscal year requires approval of the holders of a majority of the shares present or represented by Proxy and voting at the Meeting. The Board of Directors recommends a vote "FOR" ratification of the appointment of Deloitte & Touche, LLP.

  A representative of Deloitte & Touche, LLP is expected to attend the Meeting with the opportunity to make a statement if he or she desires to do so and respond to appropriate questions from stockholders present at the Meeting.


STOCKHOLDER PROPOSALS

  The Corporation's 1998 Annual Meeting of Stockholders will be held on May 14, 1998. Stockholder proposals must be received by the Corporation no later than December 12, 1997, to be considered for inclusion in the Proxy Statement and form of Proxy for the 1998 Annual Meeting of Stockholders.


OTHER MATTERS

  The Board of Directors knows of no other matters which will be brought before the Meeting, but if such matters are properly presented to the Meeting, Proxies solicited hereby will be voted in accordance with the judgment of the persons holding such Proxies. All stock represented by duly executed Proxies will be voted at the Meeting.

By Order of the Board of Directors,


/S/ JOHN C. USNICK
---------------------
John C. Usnick,
Secretary


Vacaville, California
April 18, 1997

----------------------------------------------------------------

REVOCABLE                                              REVOCABLE
PROXY                                                      PROXY

                  CALIFORNIA COMMUNITY BANCSHARES CORPORATION
                 Solicited on Behalf of the Board of Directors
             of California Community Bancshares Corporation for the
                  Annual Meeting of Stockholders, May 15, 1997

  The undersigned holder of common stock acknowledges receipt of a copy of the Notice of Annual Meeting of Stockholders of California Community Bancshares Corporation (the "Corporation") and the accompanying Proxy Statement dated April 18, 1997, and revoking any proxy heretofore given, hereby constitutes and appoints Walter O. Sunderman, John C. Usnick and Bernard E. Moore, and each of them, with full power of substitution, as attorneys and proxies to appear and vote all of the stock of common stock of the Corporation, standing in the name of the undersigned which the undersigned could vote if personally present and acting at the Annual Meeting of Stockholders of the Corporation, to be held at Paradise Valley Golf Course located at 3900 Paradise Valley Drive, Fairfield, California on Thursday, May 15, 1997, at 6:30 P.M. or at any adjournment thereof, upon the following items as set forth in the Notice of Meeting and Proxy Statement and to vote according to their discretion on all other matters which may be properly presented for action at the meeting or any adjournments thereof. All properly executed proxies will be voted as indicated.

1.  To elect as Directors the nominees set forth below:

  [ ] FOR ALL nominees listed below (except as marked to the contrary below).

  [ ] WITHHOLD AUTHORITY to vote for any or all nominees listed below.

INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below. Any Proxy which does not withhold authority to vote for the election of any nominee shall be deemed to grant such authority:

  Dorce L. Daniel    William J. Hennig    Bernard E. Moore
  Melvin M. Norman   Stephen R. Schwimer  Donald E. Sheahan
  Dr. Gary E. Stein  Walter O. Sunderman  John C. Usnick

2. To ratify the appointment of Deloitte & Touche, LLP as independent public accountants for the Corporation's 1996 fiscal year.

  [  ]  FOR        [  ]  AGAINST     [  ]  ABSTAIN

3. In their discretion, the Proxy holders are authorized to vote upon such other business as may properly come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND "FOR" RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE, LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE CORPORATION FOR 1997. WHEN THE PROXY IS PROPERLY EXECUTED, STOCK REPRESENTED BY THE
PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN IN THE PROXY, STOCK REPRESENTED BY THE PROXY WILL BE VOTED "FOR" THE ABOVE PROPOSALS, AND, IN THE DISCRETION OF THE PROXY HOLDERS, ON ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING
OR ANY ADJOURNMENTS THEREOF.


---------------------------
Number of Common Shares

------------------------------    -------------------------------
Signature of Stockholder(s)       Signature of Stockholder(s)

------------------------------    -------------------------------
Print Name of Stockholder(s)      Print Name of Stockholder(s)

------------------------------    -------------------------------
Print Address of Stockholder(s)   Print Address of Stockholder(s)



------------------------------    -------------------------------
Date                              Date

  Please date and sign exactly as your name(s) appears above. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If there is more than one trustee, all should sign. WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PAID ENVELOPE PROVIDED.

(I/we  do [  ] do not [  ] expect to attend this meeting.)

  THIS PROXY IS SOLICITED BY, AND ON BEHALF OF, THE BOARD OF
DIRECTORS OF THE CORPORATION AND MAY BE REVOKED PRIOR TO ITS
EXERCISE.